UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                  SCHEDULE 14A

                Proxy Statement Pursuant to Section 14(a) of the
                         Securities Exchange Act of 1934

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [_]

Check the appropriate box:

[ ] Preliminary Proxy Statement
[ ] Confidential, for Use of the Commission Only
      (as permitted by Rule 14a-6(e)(2))
[X] Definitive Proxy Statement
[ ] Definitive additional materials
[ ] Soliciting material pursuant to ss.240.14a-12

                           Touchstone Strategic Trust
                           --------------------------
                (Name of Registrant as Specified In Its Charter)

    (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of filing fee (Check the appropriate box):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and 0-11.

    (1) Title of each class of securities to which transaction applies:

    (2) Aggregate number of securities to which transaction applies:

    (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

    (4) Proposed maximum aggregate value of transaction:

    (5) Total fee paid:

[ ] Fee paid previously with preliminary materials:

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    (1) Amount Previously Paid:

    (2) Form, Schedule or Registration Statement no.:

    (3) Filing Party:

    (4) Date Filed:

                           TOUCHSTONE STRATEGIC TRUST
                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202


Dear Valued Shareholder:

The proxy statement that accompanies this letter describes a proposal to amend the fee schedule to the Investment Advisory Agreement for the Touchstone Growth Opportunities Fund and a proposal to change the Fund's investment goal. You are being asked to vote on two proposals. The Board of Trustees has approved these proposals and recommends that you vote FOR the proposals.

Please read the proxy carefully. It explains the current arrangement and the reasons for the proposed new arrangement.

Your vote is important regardless of how many shares you own. Please cast your vote promptly using the enclosed card and postage-paid envelope, by phone using the toll-free number, or via the Internet.

We appreciate your business and the trust you have placed in us. We look forward to serving you for many years to come.

Sincerely,


Jill T. McGruder
President
Touchstone Strategic Trust
Touchstone Growth Opportunities

                           TOUCHSTONE STRATEGIC TRUST
                            303 Broadway, Suite 1100
                              Cincinnati, OH 45202


                    NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                         To be held on November 10, 2006

     Notice is hereby given that a Special Meeting of Shareholders (the "Special Meeting") of Touchstone Strategic Trust (the "Trust") with respect to the Growth Opportunities Fund will be held at 10:00 a.m. Eastern Time, on November 10, 2006 for the purpose of considering the proposal set forth below:

1. Approving an amendment to Schedule 1 (the "Fee Schedule") of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Fund, and Touchstone Advisors, Inc., the Fund's advisor (the "Advisor").

2. Approving a change in the Fund's Investment Goal and approving making a change in the Fund's investment goal from a fundamental to a non-fundamental policy.

     Shareholders of record as of the close of business on September 11, 2006 are entitled to notice of, and to vote at the Special Meeting, or any adjournment of this meeting.

By Order of the Board of Trustees,


Jay S. Fitton
Secretary

September 20, 2006


SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE SPECIAL MEETING ARE REQUESTED TO COMPLETE, SIGN, DATE AND RETURN THE ACCOMPANYING PROXY IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE UNITED STATES. SHAREHOLDERS MAY ALSO VOTE BY TELEPHONE OR VOTE THROUGH THE INTERNET. INSTRUCTIONS FOR THE PROPOER EXECUTION OF THE PROXY ARE SET FORTH IMMEDIATELY FOLLOWING THIS NOTICE OR, WITH RESPECT TO TELEPHONE OR INTERNET VOTING, ON THE PROXY CARD. IT IS IMPORTANT THAT YOU VOTE PROMPTLY.

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

     The following general rules for signing proxy cards may be of assistance to you and avoid the time and expense to the Trust in validating your vote if you fail to sign your proxy card properly.

     1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card.

     2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to the name shown in the registration on the proxy card. 3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

     Registration                                  Valid Signatures
     ------------                                  ----------------

     Corporate Accounts
     ------------------

     (1)  ABC Corp. .............................  ABC Corp.

     (2)  ABC Corp. .............................  John Doe, Treasurer

     (3)  ABC Corp c/o John Doe, Treasurer ......  John Doe

     (4)  ABC Corp. Profit Sharing Plan .........  John Doe, Trustee

     Trust Accounts
     --------------

     (1)  ABC Trust .............................  Jane B. Doe, Trustee

     (2)  Jane B. Doe, Trustee
          u/t/d 12/28/78 ........................  Jane B. Doe

     Custodial or Estate Accounts
     ----------------------------

     (1)  John B. Smith, Cust.
          f/b/o John B. Smith, Jr. UGMA .........  John B. Smith

     (2)  Estate of John B. Smith ...............  John B. Smith, Jr., Executor

                      TOUCHSTONE GROWTH OPPORTUNITIES FUND
                                     of the
                           TOUCHSTONE STRATEGIC TRUST

                            303 Broadway, Suite 1100
                             Cincinnati, Ohio 45202
                                 (800) 543-0407

                         SPECIAL MEETING OF SHAREHOLDERS
                         To be held on November 10, 2006

                   ------------------------------------------
                                 PROXY STATEMENT
                    -----------------------------------------

This Proxy Statement is furnished in connection with the solicitation of proxies by the Board of Trustees (the "Board") of Touchstone Strategic Trust (the "Trust") from the shareholders of the Touchstone Growth Opportunities Fund (the "Fund"), a series of the Trust, for use at the special meeting of shareholders to be held at 10:00 a.m. on November 10, 2006 (the "Meeting") and any adjournment(s) thereof. The Meeting will be held at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202 for the purposes of considering two proposals:

     1. Approving an amendment to Schedule 1 (the "Fee Schedule") of the Investment Advisory Agreement (the "Advisory Agreement") between the Trust, on behalf of the Fund, and Touchstone Advisors, Inc., the Fund's advisor (the "Advisor").

     2. Approving a change in the Fund's Investment Goal and approving making a change in the Fund's investment goal from a fundamental to a non-fundamental policy.

The Trust and the Advisor entered into the Advisory Agreement on May 1, 2000, and the Agreement was amended on December 31, 2002. The Agreement was last submitted to a vote of shareholders on October 27, 1999 for the purpose of approving a new management agreement with Countrywide Investments upon the closing of the acquisition of Countrywide Financial Services, Inc. by Fort Washington Investment Advisors, Inc. There has been no Board action taken with respect to the Agreement since the beginning of the Fund's last fiscal year.

The Fund's Investment Goal was established on September 29, 1995.

This Proxy Statement is furnished to the shareholders of the Fund. This Proxy Statement, the Notice of Special Meeting and the proxy cards are being mailed to shareholders on or about September 28, 2006 or as soon as practicable thereafter.

It is expected that the solicitation of proxies will be made primarily by mail. Supplemental solicitations may be made by mail, telephone, facsimile, internet or personal contact by representatives of the Trust. All costs associated with the preparation, filing and distribution of this Proxy Statement, the solicitation and the Meeting will be borne by the Advisor.

Any shareholder submitting a proxy has the power to revoke it by attending and voting in person at the Meeting, by mailing a notice of revocation to the Secretary of the Trust at the principal office of the Trust, or by executing a superseding proxy by telephone or through the internet to the Trust. All properly executed proxies received before the Meeting will be voted as specified in the Proxy.

A majority of the outstanding shares of the Fund must be present in person or by proxy to constitute a quorum for the transaction of business for the Fund. If the necessary quorum to transact business or the vote required to approve each proposal is not obtained at the Meeting, the persons named as proxies in the proxy card may propose one or more adjournments of the Meeting, in accordance with applicable law, to permit the further solicitation of proxies. Any such adjournment would require the affirmative vote of a majority of the shares voting on the adjournment. The persons named as proxies will vote those proxies which they are entitled to vote in favor of the proposal in favor of such adjournment, and will vote against any such adjournment those proxies that they have been instructed to vote against the proposal. Abstentions and "broker non-votes" are counted for purposes of determining whether a quorum is present but do not represent votes cast with respect to a proposal. "Broker non-votes" are shares held by a broker or nominee for which an executed proxy is received by the Trust, but are not voted as to one or more proposals because instructions have not been received from beneficial owners or persons entitled to vote and the broker or nominee does not have discretionary power. With respect to each proposal, abstention and broker non-votes effectively result in a vote "against" that proposal.

A copy of the Trust's annual report for the fiscal year ended March 31, 2006 is available free of charge on the Touchstone Funds' website, www.touchstoneinvestments.com or by calling 800-543-0407.

                              SUMMARY OF PROPOSALS

Shareholders of record of the Fund at the close of business on September 11, 2006 (the "Record Date") will be entitled to one vote per share for each full share of the Fund, with proportionate voting for fractional shares.

                    RECOMMENDATIONS OF THE BOARD OF TRUSTEES

On July 14, 2006, the Board of Trustees, including a majority of the Trustees who are not "interested persons" pursuant to Section 2(a)(19) of the Investment Company Act of 1940 (the "1940 Act") (the "Disinterested Trustees"), met to:

     1. review certain information with respect to amending the Advisory Agreement's Fee Schedule and determined to amend the Fee Schedule as described herein, subject to the required shareholder approval; and

     2. review certain information with respect to amending the Fund's Investment Goal and determined to amend the Investment Goal as described herein, including changing the Investment Goal from a fundamental to a non-fundamental policy, subject to the required shareholder approval.

The Board of Trustees of the Trust recommends that shareholders of the Fund vote
FOR:

     1. the amendment of the Fee Schedule to the Advisory Agreement; and

     2. the amendment of the Fund's Investment Goal and to make future changes to the Investment Goal a non-fundamental rather than fundamental Trust policy.

                  PROPOSAL 1: TO AMEND THE FEE SCHEDULE TO THE
                          INVESTMENT ADVISORY AGREEMENT

Current Arrangement

Under the terms of the Advisory Agreement, the Advisor appoints and supervises the Fund's investment sub-advisor, reviews and evaluates the performance of the sub-advisor and determines whether or not an investment sub-advisor for the Fund should continue as an investment sub-advisor or be replaced. The Advisor, at its own expense, furnishes to the Fund all facilities and personnel necessary in connection with the provision of these investment advisory services. Currently, pursuant to the Fee Schedule to the Advisory Agreement, the Fund pays to the Advisor an investment advisory fee according to the following schedule:

       Asset Level                                     Advisory Fee
       -----------                                     ------------
       First $50,000,000                                   1.00%
       $50,000,001 - $100,000,000                          0.90%
       $100,000,001 - $200,000,000                         0.80%
       Over $200,000,000                                   0.75%

The existing advisory fee arrangement (net of payments to the sub-advisor), at higher levels of assets under management, is lower than the fee structure applicable to the Trust's other equity funds. Based on this existing fee arrangement, the Adviser anticipates that after it pays sub-advisory fees it will be unable to earn a reasonable economic return on the Fund at higher asset levels, which could result in closing the Fund to new and existing shareholders when Fund assets reach $200,000,000. As of June 30, 2006, the Fund's assets were approximately $74 million.

Proposed New Arrangement

Under the existing advisory fee arrangement, the advisory fee drops from 0.80% to 0.75% when assets exceed $200,000,000; under the proposed advisory fee arrangement the advisory fee would drop from 0.80% to 0.75% when assets exceed $1,000,000,000.

In order to address the adverse economics associated with the net investment advisory fee payable to the Advisor under the terms of the current Agreement, to allow the Advisor to realize a reasonable economic profit from its efforts in serving as investment advisor to the Fund, and to maintain what the Board and the Advisor believe to be value added to the Fund's shareholders through the investment sub-advisory arrangement, it is proposed that the Advisory Fee be modified as follows:

       Asset Level                                   Advisory Fee
       -----------                                   ------------
       First $50,000,000                                1.00%
       $50,000,001 - $100,000,000                       0.90%
       $100,000,001 - $1,000,000,000                    0.80%
       Over $1,000,000,000                              0.75%

The proposed fee change would allow the Advisor to realize a reasonable and competitive economic profit on Fund assets in excess of $200,000,000. The alternative under consideration would be to close the Fund to new and existing shareholders when the Fund's assets reach $200,000,000 in order to avoid the reduced economic returns associated with the decreased net fee that would then be paid under the current arrangement.

Below is a table describing the annual fund operating fees and expenses that shareholders currently pay if they hold shares of the Fund:

            Annual Fund Operating Expenses Deducted from Fund Assets
            --------------------------------------------------------

                                              Class A    Class B    Class C
                                              -------    -------    -------
   Management Fees                             0.93%      0.93%      0.93%
   Distribution (Rule 12b-1) Fees              0.25%      1.00%      1.00%
   Other Expenses                              0.46%      1.04%      0.64%
   Total Annual Fund Operating Expenses        1.64%      2.97%      2.57%

If the proposal is approved, there will be no immediate effect on Fund expenses as the Fund's assets are currently at approximately $74 million. Under both the current and proposed fee arrangement, Fund expenses would not differ until the Fund's assets reached the advisory fee breakpoint threshold of $200,000,000.

Basis for the Board's Recommendation

In evaluating, approving and recommending to the Fund's shareholders that they approve the proposal, the Board, including a majority of the Disinterested Trustees, in consultation with their independent counsel, requested and evaluated information provided by the Advisor which, in the view of the Board, constituted information necessary for the Board to form a judgment as to whether implementation of the proposed new investment advisory Fee Schedule would be in the best interest of the Fund and its shareholders.

In recommending that shareholders approve the proposal, the Board considered various factors, including:

     (i) the investment advisory fees and other expenses that would be paid by the Fund under the amended Fee Schedule as compared to those of comparable funds managed by other investment advisers. The Trustees noted in particular that for the Fund, the proposed new investment advisory fee would be within the range of contractual fee rates at comparable asset levels for comparable funds, as indicated in material prepared for the Board by the Advisor based on information contained in various publicly available documents. This material indicated that, among the comparable funds, the proposed new investement advisory fee is below the average;

     (ii) the impact of the proposed changes in investment advisory fee rates on the Fund's Net Expense ratio both before and after any waivers or reimbursements;

     (iii) the investment performance of the Fund, as indicated in materials prepared with information provided by Lipper. The material indicated that the Fund has maintained below median performance over one-, two- and three-year time periods for the period ending June 30, 2006;

     (iv) their favorable experience in overseeing, on an on-going basis, the nature and quality of investment advisory services provided by the Advisor to the Fund;

     (v) other benefits to the Advisor in providing investment advisory services to the Fund, both under the current Fee Schedule and the proposed new Fee Schedule; and

     (vi) possible economies of scale in managing the Fund that might not be realized if the Fund is closed when it reaches $200,000,000 in assets.

In considering the proposal, the Board concluded that the proposed Fee Schedule should: (i) over the long-term, enable the Advisor to continue to provide high-quality investment advisory services to the Fund at reasonable and competitive fee rates; and (ii) enable the Advisor to provide investment advisory services to the Fund at levels consistent with the increased demands of the current marketplace, while maintaining the current investment sub-advisory structure. The Board concluded that these benefits are in the best interests of the Fund's shareholders.

Fees Paid for Last Fiscal Year

The Fund paid investment advisory fees of $1,053,963 in the fiscal year ended March 31, 2006. The amount of investment advisory fees received by the Advisor as set forth above would not have changed had the proposed Fee Schedule amendment been in effect.

                 PROPOSAL 2: TO AMEND THE FUND'S INVESTMENT GOAL

The Touchstone Growth Opportunities Fund's current Investment Goal was established at the Fund's inception on September 29, 1995, when the Fund was known as the Growth/Value Fund and was a series of the Trans Adviser Funds. The Investment Goal currently states:

          The Growth Opportunities Fund seeks long-term capital appreciation primarily through equity investments in companies whose valuation may not reflect the prospects for accelerated earnings/cash flow growth.

The Board of Trustees recommends that the Investment Goal be amended to better reflect the Fund's Principal Investment Strategies. The recommended Investment Goal is:

          The Growth Opportunities Fund seeks long-term growth of capital.

The Board of Trustees also recommends that the Fund's Investment Goal be made a non-fundamental investment policy rather than a fundamental investment policy.

Basis for the Board's Recommendation

In evaluating, approving and recommending to the Fund's shareholders that they approve the proposal, the Board, including a majority of the Disinterested Trustees, in consultation with their independent counsel, reviewed the current Investment Goal and the proposed Investment Goal, and after careful consideration and discussion determined that the proposed Investment Goal is a simpler, more succinct statement of the Fund's investment goal and thus would be in the best interest of the Fund and its shareholders. The Board also determined that making the Fund's Investment Goal a non-fundamental policy would allow any future restatements of the Investment Goal to be made without incurring the expense of seeking shareholder approval.

                                  REQUIRED VOTE

Approval of the amendment to the Fee Schedule of the Agreement and approval of the amendment to the Fund's Investment Goal each requires the affirmative vote of a majority of the outstanding voting securities of the Fund. Under the 1940 Act, a majority of the Fund's outstanding voting securities is defined as the lesser of (1) 67% of the outstanding shares represented at a meeting at which more than 50% of the Fund's outstanding shares are present in person or represented by proxy or (2) more than 50% of the Fund's outstanding voting securities (a "Majority Vote"). If the amendment is not approved by the shareholders of the Fund, the Advisor would continue as Advisor of the Fund under the terms of the current Fee Schedule without such amendment, and the Trustees would consider other options available.

Abstentions and "broker non-votes" (i.e. shares held by brokers or nominees, typically in "street name", as to which (i) instructions have not been received from the beneficial owners or persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter) will be treated as present for purposes of determining a quorum. In addition, under the rules of the New York Stock Exchange, if a broker has not received instructions from beneficial owners or persons entitled to vote and the proposal to be voted upon may "affect substantially" a shareholder's rights or privileges, the broker may not vote the shares as to that proposal even if it has discretionary voting power. As a result, these shares also will be treated as broker non-votes for purposes of proposals that may "affect substantially" a shareholders rights or privileges (but will not be treated as broker non-votes for other proposals, including adjournment of the Special Meeting).

Abstentions and broker non-votes will be treated as shares voted against a proposal. Treating broker non-votes as votes against a proposal can have the effect of causing shareholders who choose not to participate in the proxy vote to prevail over shareholders who cast votes or provide voting instructions to their brokers or nominees. In order to prevent this result, the Trust may request that selected brokers or nominees refrain from returning proxies on behalf of shares for which voting instructions have not been received from beneficial owners or persons entitled to vote. The Trust also may request that selected brokers or nominees return proxies on behalf of shares for which voting instructions have not been received if doing so is necessary to obtain a quorum.

                             ADDITIONAL INFORMATION

Shares Outstanding

At the close of business on the Record Date, the number of outstanding shares of beneficial interest for the Fund was 3,433,848.864.

Share Ownership Information

As of the Record Date, the following table lists those shareholders who beneficially owned 5% or more of the outstanding shares of the Fund, and also shows the aggregate holdings of persons affiliated with the Fund and the Advisor.

          Shareholder and Address                   Shares          Percentage
          -----------------------                   ------          ----------
               NFS LLC FEBO                       281995.249          11.86%
        Bank of NY C F AMER FDR OF
              Attn: SIMON ENG
                1 WALL ST
             NY NY 10286-001


           FIFTH THIRD BANK TTEE                  346822.127          14.58%
   FBO VARIOUS FASCORP RECORD KEPT PLANS
            8515 E ORCHARD 2T2
            CENTENNIAL CO 80111


As of the Record Date, the Trustees and Officers of the Trust as a group owned of record and beneficially none of the outstanding shares of the Fund.

Investment Advisor and Other Service Providers

Touchstone Advisors, Inc., (the "Advisor") located at 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, serves as the investment advisor to the Trust. The following table states the name, address and principal occupation of the principal executive officer and each director of the Advisor:

Name and Address                              Principal Occupation               Title
----------------                              --------------------               -----
Jill T. McGruder                              President and CEO, IFS Financial   Director
c/o 303 Broadway, Suite 1100                  Services, Inc.
Cincinnati, Ohio 45202

Name and Address                              Principal Occupation               Title
----------------                              --------------------               -----
Donald J. Wuebbling                           Senior VP and General Counsel,     Director
c/o 303 Broadway, Suite 1100                  Western & Southern Financial
Cincinnati, Ohio 45202                        Group

James N. Clark                                Secretary, Western & Southern      Director
c/o 303 Broadway, Suite 1100, Cincinnati,     Financial Group
Ohio 45202

James Grifo                                   President, Touchstone Advisors,    President
c/o 303 Broadway, Suite 1100                  Inc.
Cincinnati, Ohio 45202

Touchstone Securities, Inc. (the "Underwriter") serves as the principal underwriter of the shares of the Trust. The address of the Underwriter is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Both the Advisor and the Underwriter are wholly owned subsidiaries of IFS Financial Services, Inc., which is a wholly owned subsidiary of Western-Southern Life Assurance Company ("WSLAC"). WSLAC is a wholly owned subsidiary of The Western and Southern Life Insurance Company, a stock life insurance company organized under the laws of the State of Ohio on February 23, 1888 ("WSLIC"). WSLIC is wholly owned by an Ohio-domiciled intermediate holding company, Western-Southern Financial Group, Inc. ("WSFG"). WSFG is wholly owned by an Ohio-domiciled mutual insurance holding company, Western-Southern Mutual Holding Company ("WSMH"). WSLAC is in the business of issuing insurance and annuity contracts. The address of WSLAC, WSLIC, WSFG and WSMH is 400 Broadway, Cincinnati, Ohio 45202.

The following officers of the Trust hold positions with the Advisor and the
Underwriter:

                                                       Position with the          Position with the
Name                        Position with Trust        Advisor                    Underwriter
--------------------        ------------------------   -----------------------    ------------------------
Jill T. McGruder            President/Trustee          Director                   Director
Terrie A. Wiedenheft        Treasurer and Controller   Chief Financial Officer    Chief Financial Officer
James H. Grifo              Vice President             President                  President
William A. Dent             Vice President             Senior Vice President      N/A

Integrated Investment Services, Inc. ("Integrated") serves as the administrator, fund accountant and transfer agent for the Trust. The address of Integrated is 303 Broadway, Suite 1100, Cincinnati, Ohio 45202.

Quorum

The presence in person or by proxy of the Fund's shareholders entitled to cast a majority in number of votes is necessary to constitute a quorum for the transaction of business. If there are insufficient votes to approve a Proposal, the persons named as proxies may propose one or more adjournments of the Meeting to permit additional time for the solicitation of proxies, in accordance with applicable law. Adjourned meetings must be held within a reasonable time after the date originally set for the Meeting. Solicitation of votes may continue to be made without any obligation to provide any additional notice of the adjournment. The persons named as proxies will vote in favor of such adjournment those proxies which they are entitled to vote in favor of the Proposal and will vote against any such adjournment those proxies to be voted against the Proposal.

Portfolio Transactions

There were no affiliated brokerage transactions for the Fund's most recently completed fiscal year end.

Submission of Shareholder Proposals

The Trust is not generally required to hold annual or special meetings of shareholders. Shareholders wishing to submit proposals for inclusion in a proxy statement for a subsequent shareholders' meeting should send their written proposals to the Secretary of the Trust at the address set forth on the cover of this Proxy Statement so that the proposals will be received by the Trust in a reasonable period of time prior to that meeting.

                                 OTHER BUSINESS

The Board knows of no other business to be brought before the Meeting. If other business should properly come before the meeting, the proxy holders will vote thereon in their discretion.

PLEASE COMPLETE THE ENLOSED PROXY CARD(S) AND RETURN THE CARD(S) PROMPTLY IN THE ENCLOSED SELF-ADDRESSED, POSTAGE-PAID ENVELOPE.

                            By order of the Board of Trustees

                            Jay S. Fitton, Secretary

                                                    YOUR VOTE IS IMPORTANT!
                                             THREE EASY WAYS TO VOTE YOUR PROXY.
TOUCHSTONE GROWTH OPPORTUNITIES FUND
PROXY TABULATOR                              To vote by Internet
P.O. BOX 9112
FARMINGDALE, NY 11735                        1) Read the Proxy Statement and
                                                have the proxy card below at
                                                hand.
                                             2) Go to website www.proxyvote.com
                                             3) Follow the instructions provided
                                                on the website.

                                             To vote by Telephone

                                             1) Read the Proxy Statement and
                                                have the proxy card below at
                                                hand.
                                             2) Call 1-800-690-6903
                                             3) Follow the instructions.

                                             To vote by Mail

                                             1) Read the Proxy Statement.
                                             2) Check the appropriate boxes on
                                                the proxy card below.
                                             3) Sign and date the proxy card.
                                             4) Return the proxy card in the
                                                envelope provided.

TO VOTE, MARK BLOCKS BELOW IN BLUE OR BLACK INK AS FOLLOWS:         IFUSE1       KEEP THIS PORTION FOR YOUR RECORDS
-------------------------------------------------------------------------------------------------------------------
                         THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.   DETACH AND RETURN THIS PORTION ONLY
-------------------------------------------------------------------------------------------------------------------
 TOUCHSTONE GROWTH OPPORTUNITIES FUND

  THE BOARD OF TRUSTEES OF TOUCHSTONE GROWTH
  OPPORTUNITIES FUND RECOMMENDS A VOTE FOR THE
  FOLLOWING PROPOSALS.

      Vote on Proposals                                                            For       Against     Abstain

      1.    Amend the fee schedule for the Fund's Investment Advisory Agreement.    0           0           0

      2.    Amend the Fund's Investment Goal.                                       0           0           0


Note:  PLEASE SIGN EXACTLYAS YOUR NAME(S) APPEAR(S) ON THIS CARD.                  PLEASE SIGN, DATE, AND RETURN
When  signing  as  attorney,  executor,  administrator,  trustee,                PROMPTLY IN THE ENCLOSED ENVELOPE
guardian or as custodian  for a minor,  please sign your name and give  your  full  title  as  such.  If  signing  on  behalf  of a corporation,  please sign the full  corporate  name and your name and  indicate  your  title.  If you are a partner  signing  for a partnership,  please  sign the  partnership  name,  your name and
indicate  your  title.   Joint  owners  should  each  sign  these
instructions. Please sign, date and return.

---------------------------------------------                 ----------------------------------

---------------------------------------------                 ----------------------------------
Signature [PLEASE SIGN WITHIN BOX]       Date                 Signature (Joint Owners)      Date

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                           TOUCHSTONE STRATEGIC TRUST
                  SPECIAL MEETING OF SHAREHOLDERS TO BE HELD ON
                                November 10, 2006

The undersigned shareholder(s) of the Growth Opportunities Fund (the "Fund") of the Touchstone Strategic Trust (the "Trust") hereby appoints Jay S. Fitton and Frank L. Newbauer, or any one of them true and lawful attorneys with power of substitution of each, to vote all shares which the undersigned is entitled to vote, at the Special Meeting of Shareholders of the Fund to be held on November 10, 2006, at the offices of the Trust, 303 Broadway, Suite 1100, Cincinnati, Ohio 45202, at 10:00 a.m. local time, and at any adjournment thereof as indicated on the reverse side. In its discretion, the Fund is authorized to vote upon such other matters as may properly come before the meeting.

RECEIPT OF THE NOTICE(S) OF THE SPECIAL MEETING AND THE ACCOMPANYING PROXY STATEMENT(S), AS APPLICABLE, IS HEREBYACKNOWLEDGED. THE SHARES REPRESENTED HEREBY WILL BE VOTED AS INDICATED OR FOR THE PROPOSAL IF NO CHOICE IS INDICATED.


       IMPORTANT: PLEASE SIGN AND DATE ON THE REVERSE SIDE BEFORE MAILING

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